                                                                   Exhibit 10.52

                          PURCHASE AND SALE AGREEMENT


AGREEMENT made as of this 25th day of June 1996.

     Donald T. Goldberg ("the seller") agrees to sell, transfer and assign, and GZA GEOENVIRONMENTAL, INC. ("Buyer") agrees to buy and receive, upon the terms hereinafter set forth Seller's entire one-sixth (1/6) interest ("Interest") as a beneficiary of the GZA Investment Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 ("the Trust Agreement"), subject to the terms and conditions set forth herein.

1. Seller's Interest in the Trust shall be transferred by a good and sufficient assignment of beneficial interest, resignation, and indemnity of the form of Exhibit B and C ("Assignment") running to the Buyer, or to the nominee designated by the Buyer by written notice to the Seller at least three days before the Assignment is to be delivered as herein provided, and said Agreement shall convey a good and clear marketable title thereto, free from all liens and encumbrances.

2. The agreed purchase price for said Interest is ($12,000) Twelve Thousand dollars of which

     $  2,000 have been paid as a deposit this day and

     $ 10,000 shall be paid at the time of delivery of the Assignment in cash, or by certified, cashier's, treasurer's or bank check.
     ____________________________
     $ 12,000 Total

3. The Assignment shall be delivered at ten o'clock A.M. on the 8th day of February, 1996, at the office of Mofenson & Nicoletti, unless otherwise agreed upon in writing. It is agreed that time is of the essence of this agreement.

4. If the Seller shall be unable to give title or to make a transfer and assignment of the Interest in the Trust, all as herein stipulated, Seller shall use reasonable efforts to remove any defects in title as provided herein, or to make the said Interest conform to the provisions hereof in which event the Seller shall give written notice thereof to the Buyer at or before the time for performance hereunder, and thereupon the time for performance hereof shall be extended for a period of thirty days. If at the expiration of the extended time the Seller shall have failed so to remove any effects in title, all as herein agreed, then any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto.

     The Buyer shall have the election, at either the original or any extended time for performance, to accept such title as the Seller can deliver to the said Interest and to pay the purchase price therefor without deductions, in which case the Seller shall transfer and assign such title.

5. The acceptance of the Assignment by the Buyer or his nominee as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except such as are, by the terms hereof, to be performed after the delivery of said
     Assignment.

6. Buyer and Seller hereby agree that their respective obligations hereunder are subject to the satisfaction and the fulfillment of both of the following conditions for the benefit of each of them:

          (a) beneficiaries of the Trust holding at least two-thirds (2/3) of all interests in the Trust which are outstanding pursuant to the Trust Agreement shall have entered into and delivered to Buyer an agreement which is the same in form and substance as this Agreement;

          (b) beneficiaries of the Trust holding at least two-thirds (2/3) of all interests in the Trust which are outstanding pursuant to the Trust Agreement shall have amended the Trust Agreement by the execution of an amendment substantially in the form of the Amendment attached hereto and made hereof as Exhibit A, and shall have delivered an executed original thereof to Buyer;

     Buyer shall use reasonable efforts to satisfy the above conditions. In the event that any of such conditions is not satisfied prior to the expiration of six (6) months from the date hereof, either or both of Buyer and Seller may terminate this Agreement by written notice to the other and, in such case, any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto.

7. Seller warrants and represents that Seller has not taken any action to authorize or approve the sale, transfer or assignment of the real property owned by the Trust and located at 1215 West Chestnut Street, Brockton, Massachusetts, except for the first mortgage lien and for the lease to GZA Drilling, Inc., both presently outstanding upon such real property. Such representation and warranty shall survive the closing of the sale of the Interest.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.


                                        GZA GEOENVIRONMENTAL, INC.


 /s/                                    By: /s/
- ----------------------------------         -------------------------------------
DONALD T. GOLDBERG                      Leonard M. Seale
                                        President

                                   EXHIBIT A
                                   AMENDMENT
                        GZA INVESTMENT ASSOCIATES TRUST


     The undersigned, being cumulatively the holders of two-thirds (2/3) of the issued and outstanding beneficial interests of the GZA Investments Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 and recorded at Book 5887, Page 95 of the Plymouth County Registry of Deeds ("the Declaration"), do hereby amend the Declaration, pursuant to the power and authority granted to the beneficiaries pursuant to Section 5 thereof, as follows:

     1. The provisions of Section 7 of the Declaration which prohibit "the sale, assignment or transfer of any beneficial interest in the Trust [by any beneficiary], except to another beneficiary or to his or her issue or to the executor, administrator, heirs or legatees of a deceased holder, "without first offering such beneficial interest to other beneficiaries, are hereby waived, released and made inapplicable with respect to the sale, transfer and assignment by the undersigned of their respective beneficial interests to GZA GeoEnvironmental, Inc. pursuant to their respective Purchase and Sale Agreements made and entered into as of _________________, 1996 ("the Transactions").

     2. The Transactions are hereby authorized, ratified and affirmed notwithstanding said provisions of Section 7 of the Declaration which have been made inapplicable pursuant to this Amendment.

     3. The provisions of this Amendment shall not be applicable to any other transaction relating to any person who is not a party to the Transactions and no such person may claim any benefit, waiver or release of any of the provisions of the Declaration as a result of this Amendment.

     4. Any party to the Transactions may, and is hereby authorized to, record an original counterpart of this Amendment in any Registry of Deeds where the Declaration is recorded.

     EXECUTED as of the        day of                          , 1996 by and
among the undersigned beneficiaries of the Trust.


- ----------------------------------      ----------------------------------------
JOHN E. AYRES                           JOSEPH D. GUERTIN


- ----------------------------------      ----------------------------------------
STEVEN J. TRETTEL                       DONALD T. GOLDBERG

     Then personally appeared the above-named JOHN E. AYRES, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



     Then personally appeared the above-named JOSEPH D. GUERTIN, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:


     Then personally appeared the above-named STEVEN J. TRETTEL, and acknowledged the forgoing instrument to be his free act and deed, before me.

                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



     Then personally appeared the above-named DONALD T. GOLDBERG, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

                                   EXHIBIT B
                        GZA INVESTMENT ASSOCIATES TRUST
                       ASSIGNMENT OF BENEFICIAL INTEREST

     FOR AND IN CONSIDERATION of the payment of Twelve Thousand Dollars ($12,000), the receipt of which is hereby acknowledged, Donald T. Goldberg, holder and owner of a one sixth (1/6) Interest ("the Interest") in the GZA Investment Associates Trust, under declaration of trust dated November 21, 1984 and recorded at Plymouth County Registry of Deeds, Book 5887, Page 95 ("the Trust"), hereby assigns and transfers to GZA GEOENVIRONMENTAL, INC. ("Assignee"), and its successors and assigns, all of Assignor's right, title and interest in and to the Interest and as beneficiary of the Trust, for Assignee to hold forever.

     Assignor hereby covenants with Assignee that (i) Assignor is the owner of the Interest, (ii) Assignor has good and marketable title thereto, (iii) the Interest is free from all liens, encumbrances and charges, and (iv) Assignor will warrant and defend his title to the Interest, and his transfer to Assignee, against the claims and demands of all persons.

     Assignee does hereby accept such assignment and transfer of the Interest and the powers, rights and obligations as beneficiary of the Trust.

     IN WITNESS WHEREOF, Assignor and Assignee have respectively executed this
document as of this          day of                , 1996.


Assignor:                          Assignee:


                                   GZA GEOENVIRONMENTAL, INC.


                                        By:
- ----------------------------------         -------------------------------------
DONALD T. GOLDBERG                      President/Treasurer
                                        Leonard M. Seale, President


                                   INDEMNITY

     The undersigned hereby agrees to indemnify and hold harmless the above-described Assignor, Donald T. Goldberg, from and against all claims, damages, expenses, obligations, payments, debts and any amount owing to People's Savings Bank of Brockton and its successors and assigns as a result of, or accruing from, any failure by the above-described Trust on or after the date hereof to pay when due the principal or interest on, or to perform any obligation to be performed on or after the date hereof in connection with, the loan by the Bank to the Trust as evidenced by Note dated December 24, 1985 and secured by a Mortgage of the same date of property owned of record by the Trust.

                                        GZA GeoEnvironmental Technologies, Inc.


                                        By:
                                           -------------------------------------
                                        Leonard M. Seale
                                        Chief Executive Officer

                                   EXHIBIT C
                             RESIGNATION OF TRUSTEE

     I, DONALD T. GOLDBERG, Trustee of GZA Investment Associates Trust, under Declaration of Trust ("the Trust") dated November 21, 1984, and recorded in the Plymouth County Registry of Deeds in Book 5887, Page 95, and amended by
Amendment dated            , 1996, hereby resign as Trustee, effective as of
the date hereof.

     Executed as a sealed instrument this         day of               , 1996.


                              -----------------------------------
                              Donald T. Goldberg


COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                     , 1996

     Then personally appeared the above-named DONALD T. GOLDBERG and acknowledged the foregoing instrument to be his free act and deed, before me,


                              -----------------------------------
                              Notary Public
                              My Commission expires: